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                                                                    EXHIBIT 99.2

                             TERMINATION AGREEMENT
                                  AND RELEASE


     THIS TERMINATION AGREEMENT AND RELEASE (this "Termination Agreement") is
                                                   ---------------------
made and entered into as of April 2, 2002 by and among SmartForce PLC, a public limited liability company organized under the laws of the Republic of Ireland ("Parent"), Atlantic Acquisition Corp., a Delaware corporation and a
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wholly-owned subsidiary of Parent ("Merger Sub"), and Centra Software, Inc., a
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Delaware corporation ("Company").
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                                    RECITALS
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     A. Parent, Merger Sub and Company have entered into an Agreement and Plan of Merger and Reorganization dated as of January 16, 2002 (the "Merger
                                                                ------
Agreement").
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     B. Section 7.1(a) of the Merger Agreement provides that it may be terminated by mutual written consent duly authorized by the Board of Directors of Parent and Company.

     C. The Board of Directors of Parent and Company have determined that it is in the best interests of Parent and Company and their respective stockholders to terminate the Merger Agreement on the terms and conditions set forth in this Termination Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, the parties hereto agree as follows:

     1.  Termination of Merger Agreement. Except as set forth in Section 3
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below, the Merger Agreement is hereby terminated pursuant to Section 7.1(a)
thereof, and such termination shall have the effect set forth in Section 7.2 thereof. Without limiting the foregoing, each of Section 7.2, Section 5.3(a),
Section 7.3 and Article VIII shall survive the termination of the Merger Agreement pursuant to this Termination Agreement.

     2.  Termination of Collateral Documents. Each party hereto acknowledges and
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agrees that the Company Voting Agreements and related proxies, the Parent Voting
Agreements and related proxies and the Affiliate Agreements, each as defined in the Merger Agreement, are also hereby terminated.

     3.  Termination Fees.
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         (a) Company represents and warrants to Parent and Merger Sub that, since the execution of the Merger Agreement, there has not occurred a Trigger Event (as defined in the Merger Agreement); provided, that it is understood that for purposes of this Agreement the authorization by the Board of Directors of the Company of the execution

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and delivery of this Termination Agreement shall not be deemed to constitute a
Trigger Event pursuant to Section 7.1(g)(i) of the Merger Agreement or otherwise.

         (b) Notwithstanding any other provision of this Termination Agreement or the Merger Agreement to the contrary, the parties agree that (i) a failure by Company to advise Parent orally and in writing of any request for information which Company reasonably believes would lead to an Acquisition Proposal (as defined in the Merger Agreement) or of any Acquisition Proposal, or any inquiry with respect to or which Company reasonably should believe would lead to any Acquisition Proposal which request for information, inquiry or Acquisition Proposal was made or received after the execution of the Merger Agreement and prior to the execution of this Termination Agreement shall constitute a material failure to comply with Section 5.4 for purposes of Section 7.1(g)(iii) of the Merger Agreement and thus constitute a "Trigger Event" for purposes of the Merger Agreement and this Termination Agreement, and (ii) in the event that a Trigger Event has occurred prior to the execution of this Termination Agreement, this Termination Agreement shall be deemed to be a termination of the Merger Agreement by Parent pursuant to Section 7.1(g) of the Merger Agreement and Company shall be obligated to pay the Termination Fee (as defined in the Merger Agreement) to Parent in accordance with Section 7.3(b) of the Merger Agreement.

         (c) Notwithstanding any provision of this Termination Agreement or the Merger Agreement to the contrary, the parties agree that, (i) in the event that within three months after the date of this Termination Agreement Company shall enter into a definitive agreement with respect to any Company Acquisition (as defined in the Merger Agreement) (and such Company Acquisition is consummated regardless of whether such consummation occurs during such three month period) or any Company Acquisition shall be consummated, upon such consummation, Company shall pay the Termination Fee to Parent and (ii) in the event that the Company is not obligated to pay the Termination Fee pursuant to clause (i) of this
Section 3(c) and in the event that more than three months and within six months after the date of this Termination Agreement Company shall enter into a definitive agreement with respect to any Company Acquisition (and such Company Acquisition is consummated regardless of whether such consummation occurs during such three month period) or any Company Acquisition shall be consummated, upon such consummation, Company shall pay $2,500,000 in cash to Parent.

     4.  Standstill Agreement. Without the prior written consent of the other
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party, for a period of 12 months after the date of this Termination Agreement, neither party nor any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such party (each an "affiliate") will (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase, tender offer or otherwise, any assets or voting securities or direct or indirect rights or options to acquire any assets or voting securities of the other party, or solicit or assist any other person so acquiring, offering to acquire or agreeing to acquire such assets or securities, rights or options, (b) announce or publicly propose any extraordinary transaction involving the other party, or any voting securities or assets of the other party; (c) make, or participate, directly or indirectly, in any "solicitation" of "proxies" to vote

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(as such terms are used in the proxy rules of the Securities and Exchange
Commission), or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the other party; (d) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to any voting securities of the other party; or (e) otherwise act, alone or in concert with others, to seek to control the management, board of directors, or policies of the other party. Each party agrees to notify the other party promptly if it becomes aware of any act or proposal described in clauses (b) though (e) of the preceding sentence by any other person.

     5.  Release.
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         (a) Each of the parties hereto on its behalf and on behalf of their parents, affiliates, subsidiaries, segments or divisions, successors and assigns, present and former shareholders, officers, directors, employees, agents, representatives, attorneys and any persons acting by, through, under or in concert with each of them or any of them hereby completely releases and forever discharges the other parties hereto, their parents, affiliates, subsidiaries, segments or divisions, successors and assigns, present and former shareholders, officers, directors, employees, agents, representatives and attorneys from any and all claims, rights, demands, actions, obligations, liabilities and causes of action of any and every kind, nature and character whatsoever, known or unknown, which such party may now have or may in the future have, arising from the Merger Agreement, including, without limitation, the termination thereof, and whether based on tort, contract (express or implied), or any federal, state or local law, statute or regulation (hereinafter the "Released Matters"); provided, that (i) this Termination Agreement does not
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release or discharge the parties hereto from their respective obligations under this Termination Agreement or Section 7.2 (except as set forth in (ii) below),
Section 5.3(a), Section 7.3 and Article VIII of the Merger Agreement and (ii) notwithstanding Section 7.2 of the Merger Agreement, this Termination Agreement shall release and discharge the parties hereto from any liability resulting from fraud in connection with, or any willful breach of, the Merger Agreement.

         (b) It is understood and agreed that, except as set forth therein, the preceding paragraph is a full and final release covering all known as well as unknown or unanticipated debts, claims or damages of the parties hereto arising from the Merger Agreement, including, without limitation, the termination thereof. Therefore, each of the parties hereto waives any and all rights or benefits which it may now have, or in the future may have, under the terms of
Section 1542 of the California Civil Code which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         Each of the parties expressly waives and relinquishes any rights it may have under Civil Code 1542 or any other statute or common law principle with a similar

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effect. In connection with such waiver and relinquishment, the parties hereto acknowledge that they or their attorneys or agents may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the Released Matters, but that it is their intention hereby fully, finally and forever to settle and release all of the Released Matters, except as set forth in the proviso to the preceding paragraph. In furtherance of this intention, the releases herein given shall be and remain in effect as full and complete mutual releases with regard to the Released Matters notwithstanding the discovery or existence of any such additional or different claim or fact.

     6.  Breach of Termination Agreement. In the event of any breach or default
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of this Termination Agreement, the non-breaching party shall have all rights and remedies provided by law and equity to enforce this Termination Agreement including, without limitation, an action for damages and to obtain specific performance of the terms of this settlement.

     7.  Authority to Execute Agreement. The parties hereto, by signature of
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their respective undersigned representatives, warrant and represent that the execution and delivery of this Termination Agreement has been authorized by all necessary corporate action of such party.

     8.  Representation of Counsel. Each of the parties hereto acknowledge that
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they have been represented by counsel of their choice and this Termination
Agreement has been executed with the consent and on the advice of such legal counsel. Each of them further acknowledges that they and their counsel have had an adequate opportunity to make whatever investigation or inquiry they deemed necessary or desirable in connection with the subject matter of this Termination Agreement prior to the execution hereof.

     9.  Publicity; Non-Disparagement Agreement. The parties have agreed on the
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text of a joint press release announcing the termination of the Merger Agreement and execution of this Termination Agreement (the "Press Release"). No party will issue any press release or make any public announcement or statement relating to the termination of the Merger Agreement or execution of this Termination Agreement that is inconsistent with the Press Release or that disparages any other party.

     10. Miscellaneous.
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         (a) Governing Law. The internal laws of the State of Delaware
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(irrespective of its choice of law principles) will govern the validity of this
Termination Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

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         (b) Assignment Binding Upon Successors and Assigns. Neither party
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hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Termination Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (c) Severability. If any provision of this Termination Agreement, or
             ------------
the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Termination Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Termination Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

         (d) Counterparts. This Termination Agreement may be executed in any
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number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Termination Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

         (e) Amendment and Waivers. Any term or provision of this Termination
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Agreement may be amended, and the observance of any term of this Termination
Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

         (f) Attorneys' Fees. Should suit be brought to enforce or interpret any
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part of this Termination Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         (g) Construction of this Termination Agreement. This Termination
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Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Termination Agreement which will be considered as a whole.

         (h) Further Assurances. Each party agrees to cooperate fully with the
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other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to

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evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Termination Agreement.

         (i) Entire Agreement. This Termination Agreement constitutes the entire
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understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto except as expressly set forth herein. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                  [Remainder of Page Left Intentionally Blank]

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         IN WITNESS WHEREOF, each of Parent, Merger Sub and Company has caused this Termination Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                    SMARTFORCE PLC

                                    By: /s/ Gregory M. Priest
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                                           Name: Gregory M. Priest
                                           Title:  Chairman, President and CEO


                                    ATLANTIC ACQUISITION CORP.

                                    By: /s/ Gregory M. Priest
                                       -----------------------------------------
                                           Name:  Gregory M. Priest
                                           Title:  President


                                    CENTRA SOFTWARE, INC.

                                    By: /s/ Leon Navickas
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                                           Name:  Leon Navickas
                                           Title: Chairman and CEO